Exhibit 99.3

Innovative Industrial Properties 1 INNOVATIVE INDUSTRIAL PROPERTIES NYSE: IIPR INNOVATIVEINDUSTRIALPROPERTIES.COM COMPANY PRESENTATION – MAY 2025

Innovative Industrial Properties 2 This presentation and our associated comments includes "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) that are subject to risks and uncertainties. In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, our statements regarding anticipated growth in our funds from operations and anticipated market and regulatory conditions, our strategic direction, our dividend rate and policy, demographics, results of operations, plans and objectives are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as "believes“, "expects“, "may“, "will“, "should“, "seeks“, "approximately“, "intends“, "plans“, "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: rates of default on leases for our assets; our ability to re-lease properties upon tenant defaults or lease terminations for the rent we currently receive, or at all; concentration of our portfolio of assets and limited number of tenants; the estimated growth in and evolving market dynamics of the regulated cannabis market; the demand for regulated cannabis facilities; decreased economic activity due to fluctuations in trade policies, tariffs and related government actions; inflation dynamics; our ability to improve our internal control over financial reporting, including our inability to remediate an identified material weakness, and the costs and the time associated with such efforts; the impact of pandemics on us, our business, our tenants, or the economy generally; war and other hostilities, including the conflicts in Ukraine and Israel; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law; availability of suitable investment opportunities in the regulated cannabis industry; our understanding of our competition and our potential tenants’ alternative financing sources; the expected medical-use or adult-use cannabis legalization in certain states; shifts in public opinion regarding regulated cannabis; the potential impact on us from litigation matters, including rising liability and insurance costs; the additional risks that may be associated with certain of our tenants cultivating, processing and/or dispensing adult-use cannabis in our facilities; the state of the U.S. economy generally or in specific geographic areas; economic trends and economic recoveries; our ability to access equity or debt capital; financing rates for our target assets; our level of indebtedness, which could reduce funds available for other business purposes and reduce our operational flexibility; covenants in our debt instruments, which may limit our flexibility and adversely affect our financial condition; our ability to maintain our investment grade credit rating; changes in the values of our assets; our expected portfolio of assets; our expected investments; interest rate mismatches between our assets and our borrowings used to fund such investments; changes in interest rates and the market value of our assets; the degree to which any interest rate or other hedging strategies may or may not protect us from interest rate volatility; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; how and when any forward equity sales may settle; our ability to maintain our qualification as a real estate investment trust for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940; availability of qualified personnel; and market trends in our industry, interest rates, real estate values, the securities markets or the general economy. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. In addition, we discussed a number of material risks in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Any forward-looking statement made by us speaks only of the date on which we make it. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Stockholders and investors are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in our filings and reports. This presentation includes certain non-GAAP financial measures. These non-GAAP measures are presented for supplemental information and should not be considered a substitute for financial information presented in accordance with GAAP. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is set forth in the Appendix to this presentation. Market and industry data are included in this presentation. We have obtained substantially all of this information from internal studies, public filings, other independent published industry sources and market studies prepared by third parties. We believe these internal studies, public filings, other independent published industry sources and market studies prepared by third parties are reliable. However, this information may prove to be inaccurate. No representation or warranty is made as to the accuracy of such information. All amounts shown in this presentation are unaudited. This is not an offer to sell or solicitation to buy securities of Innovative Industrial Properties, Inc. Any offers to sell or solicitations to buy securities of Innovative Industrial Properties, Inc. shall be made only by means of a prospectus approved for that purpose. FORWARD LOOKING STATEMENTS

Innovative Industrial Properties 3 NNN cannabis REIT • Large diversified portfolio of $2.5B of cannabis real estate • Diversified across 19 states and 31 tenants (4) • Contractual, annual escalations provide built in cash flow growth History of providing value to shareholders • Increased dividend every year since inception through 2024 • One of the lowest leveraged publicly traded REITs • Demonstrated access to multiple capital markets IIPR provides direct investment exposure to cannabis with the stability of real estate • The only NYSE-listed cannabis REIT • High growth industry with an estimated 7% CAGR over next 5 years (5) • Exposure to numerous cannabis markets and tenants Seasoned management team with significant REIT experience • Our founder, Alan Gold, has a history of establishing real estate companies • Senior management team with long term public REIT experience Note: Data as of March 31, 2025, unless otherwise noted. (1) Total Committed / Invested Capital includes (1) total investments in properties (consisting of purchase price and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants for completion of construction and improvements at the properties. (2) Reflects annualized common stock dividend paid on April 15, 2025 of $1.90 per share. (3) Weighted average lease length calculated by weighting the remaining lease term based on the base rent and management fees, after the expiration of applicable base rent phase-in periods for the Operating Portfolio. (4) Each “Tenant” represents the parent company of the tenant, for which the parent company has provided a corporate guaranty. A parent company may have multiple tenant subsidiaries across IIPR’s properties. Excludes non-cannabis tenants. (5) BDSA Legal Cannabis Market Forecast (March 2025). IIPR AT A GLANCE $2.5B Total Committed / Invested Capital(1) 110 Total Properties 9.0M Total Rentable Square Feet 19 U.S. States $7.60 Q1 2025 Annualized Dividend(2) $71.7M Q1 2025 Total Revenue 13.5 Years Weighted Average Lease Length(3) COMPANY SPOTLIGHT

Innovative Industrial Properties 4 Founded in 2016 to Support the Growth and Capital Needs of the Regulated Cannabis Industry First and only publicly traded company on the NYSE (NYSE: IIPR) to provide real estate capital to address the specific needs of cannabis facility operators Specialized Real Estate U.S. cannabis operators require mission critical facilities with specialized buildouts to optimize environment and conform to licensing and zoning requirements Operators’ Outsized Need for Capital U.S. cannabis operators have an outsized need for capital to fund growth Rapid Adoption of State Legalization As of March 2025, 41 states and Washington, D.C. have legalized cannabis for medical-use, and 24 states and Washington, D.C. have legalized cannabis for adult-use (2) Large and Growing Industry Regulated cannabis sales estimated to grow to $44 billion by 2029, 40% more than 2024 estimated regulated sales of $31 billion(1) Operators’ Limited Access to Financing Due to federal prohibition and being a nascent industry, U.S. cannabis operators were historically required to fund growth through highly dilutive forms of capital absent other forms of financing (1) BDSA Legal Cannabis Market Forecast (March 2025). (2) National Conference of State Legislatures (www.ncsl.org), MJBizDaily (mjbizdaily.com). WHY IIPR WAS FORMED

Innovative Industrial Properties 5 Structured long-term cash flows • Generally, 15-20 year initial lease terms (vs. ~5 years for traditional industrial leases) • Leases generally subject to parent company guarantees covering operations throughout the United States Capital efficient lease structure • Target leases are generally 100% triple-net ⚬ No recurring capital expenditures during lease term ⚬ All property expenses paid by the tenant, including capital repairs, property taxes and property insurance Strong initial rental yields with annual escalations Align closely with state-licensed cannabis operators Provide attractively priced financing that maximizes tenants’ access to capital Facilitate our tenants’ growth plans Execute sale-leasebacks and fund improvements for cultivation, processing and retail properties OUR BUSINESS MODEL & BENEFITS Established to Meet the Needs of Our Tenants

Innovative Industrial Properties 6 Balance Sheet Statistics $291.2 Million 2025 2026 2027 2028 2029 Thereafter Notes Due 2026 Debt Overview Revolving Credit Facility: • Entire $87.5M facility is undrawn Unsecured Senior Notes: • Investment grade rating BBB+ from Egan Jones, since May 2021 • $291.2M of 5.50% unsecured senior notes due May 25, 2026 Capital Structure(3) Debt Maturity Profile Note: As of March 31, 2025, unless otherwise noted. (1) Calculated in accordance with the indenture governing the Notes due 2026, included in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2021. (2) Total liquidity consists of cash and cash equivalents and short-term investments (each as reported in IIP’s consolidated balance sheet as of quarter end) and availability under IIP’s revolving credit facility. (3) Share price per S&P Capital IQ Pro as of 3/31/2025. $0.0B $0.5B $1.0B $1.5B $1.5B in Common Equity $34.7M in Preferred Equity $291.2M in Gross Debt 11% Debt to Total Gross Assets(1) 17x Debt Service Coverage Ratio(1) $220+ Million Liquidity Available(2) IIPR is One of the Lowest Leveraged Public REITs STRONG, LOW LEVERAGED BALANCE SHEET

Innovative Industrial Properties 7 PORTFOLIO OVERVIEW IIPR has a geographically diversified portfolio of properties throughout the United States Note: Data as of March 31, 2025, unless otherwise noted. (1) As a % of Annualized Base Rent (“ABR”). ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve. (2) “Industrial” reflects facilities utilized or expected to be utilized for regulated cannabis cultivation, processing and/or distribution activities, which can consist of industrial and/or greenhouse space. Property Type (1) State Diversification(1) State ABR ($000s)(1) % of ABR(1) # of Properties Square Feet (000s) Illinois $44,276 14.5% 7 965 Pennsylvania 41,384 13.5% 10 1,361 Massachusetts 38,962 12.7% 10 989 New York 32,855 10.7% 2 623 Michigan 31,305 10.2% 14 946 Florida 29,404 9.6% 5 1,153 Ohio 17,753 5.8% 5 374 New Jersey 13,658 4.5% 4 291 Maryland 13,457 4.4% 5 316 California 12,433 4.1% 8 814 Total – Top 10 States $275,487 90.0% 70 7,832 0-5% 5-10% 10-15% No Presence 2% Retail 92% Industrial(2) 6% Industrial / Retail

Innovative Industrial Properties 8 Tenant ABR ($000s) ABR (%)(1) Square Feet (000s) ABR/SF $49,706 16.2% 697 $71 30,873 10.1% 624 49 22,535 7.4% 664 34 20,566 6.7% 578 36 19,562 6.4% 740 26 18,173 5.9% 588 31 17,750 5.8% 488 36 16,932 5.5% 298 57 16,726 5.5% 379 44 16,034 5.2% 593 27 Total $228,857 74.7% 5,649 $41 TOP 10 TENANTS Note: Data as of March 31, 2025, unless otherwise noted. (1) As a % of Annualized Base Rent (“ABR”). ABR is calculated by multiplying the sum of contractually due base rents and property management fees for the last month in the quarter, by twelve. (2) Each “Tenant” represents the parent company of the tenant, for which the parent company has provided a corporate guaranty. A parent company may have multiple tenant subsidiaries across IIP’s properties. Excludes non-cannabis tenants from tenant count. Total Committed / Invested Capital includes (1) total investments in properties (consisting of purchase price and improvements reimbursed to tenants, if any, but excluding transaction costs) and (2) total additional commitments to reimburse certain tenants for completion of construction and improvements at the properties. (3) Excludes non-cannabis tenants that comprise less than 1% of annualized base rent in the aggregate. (4) “MSO” stands for Multi-State Operator which means the tenant (or guarantor) conducts cannabis operations in more than one state. “SSO” stands for Single-State Operator which means the tenant (or guarantor) conducts cannabis operations in a single state. (5) These leases are in default, as disclosed in our 8-K filed on March 14, 2025. (6) These leases are in default, as disclosed in our 8-K filed on March 28, 2025. Company Type 62% Public 38% Private $30.0M $73.3M $167.4M $690.0M $1.3B $2.0B $2.3B $2.4B $2.5B $2.5B 1 4 8 18 20 26 29 30 31 31 2016 2017 2018 2019 2020 2021 2022 2023 2024 3/31/25 Invested Capital # of Tenants Total Committed / Invested Capital & Tenant Growth (2) Tenant Composition(1)(3) Operator Type (4) 90% MSO 10% SSO (5) (6)

Innovative Industrial Properties 9 $0.55 $1.20 $2.83 $4.47 $5.72 $7.10 $7.22 $7.52 $0.67 $1.34 $3.28 $5.01 $6.66 $8.45 $9.08 $8.98 2017 2018 2019 2020 2021 2022 2023 2024 Dividend/Share AFFO/Share HISTORICAL PERFORMANCE OF AFFO AND DIVIDENDS AFFO Payout(3): 82% 90% 86% 89% 86% 84% 80% 84% Annual AFFO Per Diluted Share CAGR (1,2) ‘17 – ’24: 45% Annual Dividend Per Share CAGR (2) ‘17 – ’24: 45% Average AFFO Payout Ratio ‘17 – ’24: 85% (1) Adjusted funds from operations (“AFFO”) is a supplemental non-GAAP financial measure used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders to AFFO is included in the “AFFO Reconciliation” found on page 18. (2) "CAGR" represents compound annualized growth rate for the relevant metric. (3) Calculated as dividends declared for the specified period divided by AFFO per diluted share.

Innovative Industrial Properties 10 Review of Management Ability to Raise Capital Financial Underwriting Guarantees and Security Deposits Ongoing Monitoring UNDERWRITING & MONITORING Diligent underwriting process with a focus on best-in-class operators within the regulated cannabis industry • Experienced management team • Alignment of management within ownership of the business • Evaluation of the macro environment surrounding strategic capital raising in the tenants’ prospective markets • History of successful capital raising and a cash balance on hand today • Evaluation of financial projections utilizing existing knowledge of industry dynamics • Detailed review of financial statements, strategic initiatives, and growth plans • Leases generally subject to parent company guarantees covering operations throughout the United States • Security deposits with larger deposits for less mature tenants • Quarterly financial and operational review of all properties • Meetings with tenants to talk through operations and financials

Innovative Industrial Properties 11 © GeoNames, Microsoft, TomTom Powered by Bing Market Overview U.S. CANNABIS MARKET CONTINUES TO GROW Increasing U.S. Acceptance (3) Industry Revenue Comparison(1) Growing U.S. Legalization(4) (1) BDSA Legal Cannabis Market Forecast (March 2025), Distilled Spirits Council of the United States. (2) Pew Research Center (March 2024). (3) Gallup News Service: October 2-23, 2023 – Final Topline. (4) National Conference of State Legislatures (www.ncsl.org), MJBizDaily (mjbizdaily.com). Other, N/A Adult-Use Medical-Use 70% - 15% 30% 45% 60% 75% % Americans Supporting Legalization $37B $37B $14B $31B $44B - $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2024 US Spirits Market 2024 US Beer Market 2024 US Wine Market Est. 2024 US Legal Cannabis Sales Projected 2029 US Legal Cannabis Sales Forecast • Market Growth: The U.S. legal cannabis sales market grew 6% to $31.4 billion in 2024 vs. a 1% decline for the U.S. Spirits Market to $37.2 billion in the same period(1) • Emerging Adult-Use Markets: Projected to drive meaningful growth through 2029, in particular NY, NJ, OH, PA, MN, CT, and MD(1) • Expansion of Legalization:. Approximately 74% of Americans live in a state where marijuana is legal for either recreational or medical use and 54% of Americans live in a state where the recreational use of marijuana is legal(2)

Innovative Industrial Properties 12 INDUSTRY TAILWINDS $31B $44B 2024 2025E 2026E 2027E 2028E 2029E Long-Term Growth Outlook for Cannabis $44B Estimated Legal Cannabis Sales by 2029(1) 68% U.S. Population of States with an IIPR Presence(2) 88% U.S. adults say marijuana should be legal at some level(3) (1) BDSA Legal Cannabis Market Forecast (March 2025). (2) 2020 US Census Data. (3) Pew Research Center (March 2024). US Legal Cannabis Sales Forecast (1)

Innovative Industrial Properties 13 Institutions (by type) Providing Banking Services to MRBs(2) Institutional Adoption Continues Percentage of FDIC Banks that Offer Services to MRBs (1) INCREASED BANKING SERVICES FOR CANNABIS INDUSTRY Note: “MRB” refers to Marijuana Related Business, businesses that “manufacture,” “distribute” or “dispense” marijuana. (1) Treasury Department, FDIC data. (2) Treasury Department. - 2% 4% 6% 8% 10% 12% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 511 172 135 0 100 200 300 400 500 600 1Q 2014 3Q 2014 1Q 2015 3Q 2015 1Q 2016 3Q 2016 1Q 2017 3Q 2017 1Q 2018 3Q 2018 1Q 2019 3Q 2019 1Q 2020 3Q 2020 1Q 2021 3Q 2021 1Q 2022 3Q 2022 1Q 2023 3Q 2023 1Q 2024 3Q 2024 Banks Credit Unions Non-Depository • Increasing trend in FDIC banks offering services to marijuana-related business (“MRBs”) (from 2014 to 2024) reaching an all-time high of ~13% of the total number of banks in 2024 • Steady growth in the number of depository institutions supporting MRBs • ~800 banks, credit unions and other institutions providing services to marijuana-related businesses

Innovative Industrial Properties 14 Licensing • A regulated cannabis operator must obtain proper licensing from the state for the facility • Licensing driven by state specific program requirements, including costs and applicant requirements for licensing, identification of specific real estate for license approval • In many states, a highly competitive process • Limited opportunities for locating regulated cannabis facilities based on zoning and permitting requirements imposed at county and city levels, including community support • Extensive negotiations with local governments for permitting and approvals • Highly regulated at the state and local levels, including extensive security, fire protection, seed to sale tracking, testing, and other requirements • Periodic inspections by local fire and safety officials and cannabis authorities to ensure compliance LICENSING, ZONING & REGULATORY DYNAMICS IIPR has built a strong competitive advantage through its scale, industry network and long-term industry experience Zoning Regulatory

Innovative Industrial Properties 15 Alan Gold Executive Chairman & Co-Founder Co-founder of BioMed Realty Trust (formerly NYSE: BMR); served as Chairman and CEO from inception of its predecessor in 1998 through BMR’s sale in 2016 • Owner and operator of high-quality life science real estate • Previously publicly traded investment grade REIT Co-founded Alexandria Real Estate Equities (NYSE: ARE) in 1994 and served as President and a director until 1998 • Invests in office buildings and laboratories leased to life science and technology companies Co-founder of IQHQ, Inc.; served as Executive Chairman from December 2018 until December 2024 • Privately-held life science real estate company with properties in both the U.S. and U.K. EXECUTIVE CHAIRMAN & CO-FOUNDER Alan Gold has experience founding and leading real estate companies focused on nuanced, regulated industries.

Innovative Industrial Properties 16 David Smith • 20+ years of finance and real estate experience • Former CFO of Aventine Property Group and New Senior Investment Group (NYSE: SNR) CFO and Treasurer • 35+ years of legal and regulatory experience • Previously co-founded Iso Nano International, LLC Paul Smithers President, CEO and Co-Founder • 20+ years of real estate and accounting experience • Former Senior Associate, Investments and Asset Management at BioMed Realty CIO Catherine Hastings Ben Regin • 25+ years of accounting and real estate experience • Former VP, Internal Audit of BioMed Realty COO Andy Bui • Former Senior Director, Financial Reporting at BioMed Realty VP, Chief Accounting Officer • 20+ years legal experience representing real estate matters • Former attorney at Foley & Lardner LLP SVP, Real Estate Counsel Tracie Hager Kelly Spicher • 30+ years of experience in property management • Former VP, Property Management at BioMed Realty SVP, Asset Management SENIOR MANAGEMENT TEAM

Innovative Industrial Properties 17 APPENDIX

Innovative Industrial Properties 18 AFFO RECONCILIATION Years Ended December 31, 2024 2023 2022 2021 2020 2019 2018 2017 Net income attributable to common stockholders $159,857 $164,236 $153,034 $112,638 $64,378 $22,123 $5,633 $(395) Real estate depreciation and amortization 70,807 67,194 61,303 41,776 28,025 8,599 2,629 915 Loss (gain) on sale of real estate — — (3,601) — — — — — Disposition-contingent lease termination fee, net of loss on sale of real estate(1) (451) — — — — — — — FFO attributable to common stockholders (basic) $230,213 $231,430 $210,736 $154,414 $92,403 $30,722 $8,262 $520 Cash and non-cash interest expense on Exchangeable Senior Notes 28 219 546 7,517 — — — — FFO attributable to common stockholders (diluted) $230,241 $231,649 $211,282 $161,931 $92,403 $30,722 $8,262 $520 Acquisition-related expense — — — — 94 97 — — Financing expense — — 367 — 211 — — — Litigation-related expense 788 2,480 3,010 — — — — — Loss (gain) on induced exchange of Exchangeable Senior Notes — (22) 125 3,692 — — — — Normalized FFO attributable to common stockholders (diluted) 231,029 234,107 214,784 165,623 92,708 30,819 8,262 520 Interest income on seller-financed note(2) 1,104 1,342 — — — — — — Deferred lease payments received on sales-type leases(3) 4,938 — — — — — — — Stock-based compensation 17,317 19,581 17,507 8,616 3,330 2,495 1,465 1,719 Severance — — — — — — — 113 Non-cash interest expense 1,664 1,375 1,255 715 2,040 1,678 — — Above-market lease amortization 92 92 91 4 — — — — AFFO attributable to common stockholders (diluted) $256,144 $256,497 $233,637 $174,958 $98,078 $34,992 $9,727 $2,352 FFO per common share – diluted $8.07 $8.20 $7.64 $6.17 $4.72 $2.88 $1.13 $0.15 Normalized FFO per common share – diluted $8.10 $8.29 $7.76 $6.31 $4.74 $2.88 $1.13 $0.15 AFFO per common share – diluted $8.98 $9.08 $8.45 $6.66 $5.01 $3.28 $1.34 $0.67 Weighted average common shares outstanding – basic 28,226,402 27,977,807 27,345,047 23,903,017 19,443,602 10,546,016 7,138,952 3,375,284 Restricted stock and RSUs 294,780 196,821 116,046 96,174 114,017 138,052 146,849 131,861 PSUs — — — 81,414 — — — — Dilutive effect of Exchangeable Senior Notes 9,468 81,169 202,076 2,180,550 — — — — Weighted average common shares outstanding – diluted 28,530,650 28,255,797 27,663,169 26,261,155 19,557,619 10,684,068 7,285,801 3,507,145 (1) Amount reflects the $3.9 million disposition-contingent lease termination fee received concurrently with the sale of a property in Los Angeles, California, net of the loss on sale of real estate of $3.4 million. (2) Amount reflects the non-refundable interest paid on the seller-financed note issued to us by the buyer in connection with our disposition of a portfolio of four properties in southern California previously leased to affiliates of Medical Investor Holdings, which is recognized as a deposit liability and is included in other liabilities in our consolidated balance sheet as of December 31, 2023 and 2024, as the transaction did not qualify for recognition as a completed sale. (3) Amount reflects the non-refundable lease payments received on two sales-type leases which are recognized as a deposit liability starting on January 1, 2024, and is included in other liabilities in our consolidated balance sheet as of December 31, 2024, as the transaction did not qualify for recognition as a completed sale. Prior to the lease modifications on January 1, 2024, which extended the initial lease terms, the leases were classified as operating leases and the lease payments received were recognized as rental revenue and therefore, included in net income attributable to common stockholders.